INDEPENDENT AUDITOR'S CONSENT


We consent to the incorporation by reference on Forms S-8 of NMC Corp. of our report dated October 4, 1996 appearing in this Annual Report on Form 10-K of NMC Corp. for the year ended July 31, 1996.




WIENER, PENTA & GOODMAN, P.C.
Certified Public Accountants

September 3, 1997